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                     GT GLOBAL EQUITY FUNDS: ADVISOR CLASS

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997

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THE  FOLLOWING  REVISES  AND  SUPERSEDES, AS  APPLICABLE,  THE  DISCUSSION UNDER
"MANAGEMENT" WITH RESPECT TO GT GLOBAL AMERICA MID CAP GROWTH FUND ("AMERICA MID CAP FUND"):

Brent W. Clum is the Portfolio Manager for the America Mid Cap Fund. Mr. Clum has been a Portfolio Manager for Chancellor LGT Asset Management, Inc. (the "Manager") since 1997. From 1995 to 1997, Mr. Clum was a Senior Equity Research Analyst for the Manager. Prior thereto, Mr. Clum was a Vice President and Analyst at T. Rowe Price from 1990 to 1995. Mr. Clum is a Chartered Financial Analyst and a Certified Public Accountant.

On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc. (San Francisco), and the resulting entity was renamed Chancellor LGT Asset Management, Inc. Prior to October 31, 1996, Mr. Clum was an employee only of Chancellor Capital.

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EQUSX801M                                                       January 20, 1998